FOURTH AMENDMENT
                                       TO
                        THE PARTNERSHIP UNIT OPTION PLAN
                         FOR EXECUTIVE AND KEY EMPLOYEES
                                       OF
                      TANGER PROPERTIES LIMITED PARTNERSHIP

         THIS FOURTH AMENDMENT to the Partnership Unit Option Plan for Executive and Key Employees of Tanger Properties Limited Partnership, dated February 17, 1997, is adopted by Tanger Properties Limited Partnership.

The Partnership Unit Option Plan for Executive and Key Employees of Tanger Properties Limited Partnership is hereby amended in the following manner:

         1. The text of Section 2.1 is amended and restated as follows:

SECTION 2.1 - UNITS SUBJECT TO PLAN

         The aggregate number of Units of Partnership Interests which may be issued upon exercise of Options shall not exceed 1,500,000; provided that such aggregate number shall be reduced by one for each share of Common Stock that is issued pursuant to the exercise of Options under the Stock Option Plan of Tanger Factory Outlet Centers, Inc.

         2. In all other respects, the Partnership Unit Option Plan for Executive and Key Employees of Tanger Properties Limited Partnership shall continue in full force and effect.

         I hereby certify that the foregoing Fourth Amendment was duly adopted by Tanger Properties Limited Partnership on February 17, 1997.

         Executed on this 17th day of February, 1997.

                                                         \s\ Rochelle G. Simpson
                                                         -----------------------
                                                             Secretary

         I hereby certify that the foregoing Fourth Amendment was duly adopted by the shareholders of Tanger Factory Outlet Centers, Inc. on May 9, 1997.

                                          Executed on this 9th day of May, 1997.

                                          \s\ Rochelle G. Simpson
                                          -----------------------
                                          Secretary